Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated February 28, 2022

September 23, 2022

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately three months. The current Outcome Period will end on September 30, 2022, and the Fund will commence a new outcome period that will begin on October 1, 2022 and end on December 31, 2022. The Fund’s new Cap will not be determined until the start of the new outcome period on October 1, 2022. As of September 22, 2022, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator 20+ Year Treasury Bond 5 Floor ETF™ – Quarterly	TFJL	6.81% – 7.95% (6.61% – 7.75% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference